Exhibit 10.21

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of June 3, 2014, and is entered into by and between ZP Holdings, Inc., a Delaware corporation (“ZP Holdings”), and Hercules Technology Growth Capital, Inc., a Maryland corporation, as a Lender.

RECITALS

A. ZP Holdings’s Affiliate, Zosano Pharma, Inc. (“Company”) has entered into that certain Loan and Security Agreement dated June 3, 2014 with Lender, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith;

B. ZP Holdings acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement, the Warrant and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, ZP Holdings and Lender agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.

2.	By signing this Joinder Agreement, ZP Holdings shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) all exhibits and schedules referred to in Section 5 or 7 of the Agreement are replaced by the exhibits and schedules attached to this Joinder Agreement, and (b) Lender shall have no duties, responsibilities or obligations to ZP Holdings arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, and (c) that if ZP Holdings is covered by Company’s insurance, ZP Holdings shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, ZP Holdings shall not have to provide Lender separate Financial Statements. To the extent that Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, those duties, responsibilities or obligations shall flow only to Company and not to ZP Holdings or any other person or entity. By way of example (and not an exclusive list): (a) Lender’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed between Company and Lender shall be deemed provided to ZP Holdings; (b) Lender’s providing an Advance to Company shall be deemed an Advance to ZP Holdings; and (c) ZP Holdings shall have no right to request an Advance or make any other demand on Lender.

3.	ZP Holdings acknowledges that it benefits, both directly and indirectly, from the Loan Agreement and the delivery of the Warrant, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement or the Warrant on the basis that (i) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or Warrant, or (ii) its obligations under this Joinder Agreement or Warrant are avoidable as a fraudulent conveyance.

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Joinder Agreement - ZP Holdings

[SIGNATURE PAGE TO JOINDER AGREEMENT]

ZP HOLDINGS, INC.:

/s/ Vikram Lamba		.

By:
Name:	Vikram Lamba
Title:	CEO

Address: 34790 Ardentech Court
Fremont, CA 94555

Telephone: 510-745-1200
Facsimile: 510-742-6288

HERCULES TECHNOLOGY GROWTH CAPITAL, INC. a Maryland corporation

Signature:	/s/ Ben Bang

Print Name:	Ben Bang
Title:	Senior Counsel
Address:	400 Hamilton Ave., Suite 310 Palo Alto, CA 94301 Facsimile: 650-473-9194
Telephone: 650-289-3060

Joinder Agreement - ZP Holdings

EXHIBIT C

NAME, LOCATIONS, AND OTHER INFORMATION FOR ZP HOLDINGS

1. ZP Holdings represents and warrants to Lender that ZP Holdings’ current name and organizational status as of the Closing Date is as follows:

Name:	ZP Holdings, Inc.

Type of organization:	Corporation

State of organization:	Delaware

Organization file number:	5101027

2. ZP Holdings represents and warrants to Lender that for five (5) years prior to the Closing Date, ZP Holdings did not do business under any other name or organization or form except the following:

Name: none

Used during dates of: n/a

Type of Organization:

State of organization:

Organization file Number:

ZP Holdings’ fiscal year ends on December 31

ZP Holdings’ federal employer tax identification number is: 45-4488360

3. ZP Holdings represents and warrants to Lender that its chief executive office is located at 34790 Ardentech Court, Fremont, CA 94555.

EXHIBIT D

ZP HOLDINGS PATENTS, REGISTERED TRADEMARKS, REGISTERED

COPYRIGHTS, APPLICATIONS FOR THE FOREGOING AND MATERIAL

LICENSES

None.

Schedule 1

Subsidiaries

Borrower (Zosano Pharma, Inc.), a Delaware corporation located at 34790 Ardentech Court, Fremont, CA 94555.

Zosano, Inc. (formerly named Eco Planet Corp.), a Delaware corporation located at 34790 Ardentech Court, Fremont, CA 94555.

ZP Holdings is the ultimate parent of ZP Group LLC, a Delaware limited liability company and wholly owned subsidiary of Borrower located at 34790 Ardentech Court, Fremont, CA 94555.

Schedule 1A

Existing Permitted Indebtedness

Secured Promissory Note in the original principal amount of $8,556,533 issued to BioMed Realty Holdings, Inc. by ZP Holdings, Inc. (and subsequently assigned by BioMed Realty Holdings, Inc. to its affiliate BMV Direct SOTRS LP), which Secured Promissory Note is subordinated to the Secured Obligations pursuant to the Subordination Agreement. As of the Closing Date, the principal and interest outstanding under such note totals $10,065,540.00.

Convertible Promissory Note dated September 9, 2013 in the original principal amount of $303,372 issued to BMV Direct SO LP by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $321,125.50.

Convertible Promissory Note dated September 9, 2013 in the original principal amount of $991,047.43 issued to BMV Direct SOTRS LP by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $1,049,044.07.

Convertible Promissory Note dated September 9, 2013 in the original principal amount of $1,159,532.21 issued to New Enterprise Associates 12, Limited Partnership by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $1,227,388.67.

Convertible Promissory Note dated September 9, 2013 in the original principal amount of $579,766.10 issued to ProQuest Investments IV, L.P. by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $613,694.33.

Convertible Promissory Note dated September 9, 2013 in the original principal amount of $5.30 issued to ProQuest Management LLC by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $5.61.

Convertible Promissory Note dated February 26, 2014 in the original principal amount of $249,000 issued to BMV Direct SO LP by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $254,293.81.

Convertible Promissory Note dated February 26, 2014 in the original principal amount of $1,069,709.23 issued to BMV Direct SOTRS LP by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $1,092,451.54.

Convertible Promissory Note dated February 26, 2014 in the original principal amount of $1,181,290.77 issued to New Enterprise Associates 12, Limited Partnership by ZP Holdings, Inc. As of the Closing Date, the principal and interest outstanding under such note totals $1,206,405.34.

Schedule 1B

Existing Permitted Investments

100% stock ownership of Borrower (Zosano Pharma, Inc.), a Delaware corporation located at 34790 Ardentech Court, Fremont, CA 94555.

100% stock ownership of Zosano, Inc. (formerly named Eco Planet Corp.), a Delaware corporation located at 34790 Ardentech Court, Fremont, CA 94555.

Borrower holds 100% of the membership interests in ZP Group LLC, a Delaware limited liability company located at 34790 Ardentech Court, Fremont, CA 94555.

Schedule 1C

Existing Permitted Liens

Secured liens on all assets held by BioMed Realty Holdings, Inc. and BMV Direct SOTRS LP, which secured liens are subordinated to Lender’s Lien pursuant to the Subordination Agreement.

Schedule 5.14

Capitalization

ZP Holdings’ capitalization as of the Closing Date is as follows: 30,000,000 authorized shares of Common Stock, 20,427,250.579 of which are outstanding and held as follows:**

Name of Stockholder	No. of Shares

ALZA Corporation	7,052.067

Mahmoud Ameri	16.000

Christina Anaya	0.491

James Barrett	22.000

BMV Direct SO LP	1,816,975.000

BMV Direct SOTRS LP	6,193,293.000

Joseph Bravo	2.000

Peter Daddona	1,275,151.000

Werner Frei	2.455

HMB BioCapital (EUR) L.P.	391.253

HMB BioCapital (US) L.P.	132.442

HBM BioVentures (Cayman) Ltd.	2,094.779

Ederlita C. Kwan	0.931

Vikram Lamba	2,525,000.000

Laurie Liu	6.000

Jimmy Lopez	1.000

Jim Mellers	8.000

NEA Ventures 2006, Limited Partnership	19.836

New Enterprise Associates 12, Limited Partnership	7,175,524.904

Nomura Phase4 Ventures L.P.	787,522.946

Gary Otake	17.000

Elaine Peters	11.000

ProQuest Investments IV, L.P.	643,392.870

ProQuest Management LLC	6.000

Asha Ramdas	10.605

John Richard	30.000

Samantha Olivia Sadlowski	1.000

Gail Schulze	467.000

Thorsten von Stein	44.000

Cedric Wright	5.000

Greg Yedinak	50.000

**	On the Closing Date, ZP Holdings will issue an additional 125,000 shares of Common Stock to BMV Direct SOTRS LP pursuant to a Stock Purchase Agreement dated as of the Closing Date between ZP Holdings and BMV Direct SOTRS LP.

ZP Holdings has reserved 2,264,108 shares of Common Stock for issuance pursuant to the terms of its 2012 Stock Incentive Plan. Options to purchase 2,171,396 of such shares have been granted and are outstanding.

Pursuant to that certain Note Purchase Agreement dated as of September 9, 2013 by and among ZP Holdings and the purchasers named therein, ZP Holdings issued (and there are currently outstanding) Convertible Promissory Notes dated September 9, 2013 in the aggregate original principal amount of $3,033,723.04 (as set forth on Schedule 1A), which Convertible Promissory Notes automatically convert into equity securities of ZP Holdings upon the closing of a Qualified Financing as more fully described in such Note Purchase Agreement.

Pursuant to that certain Note Purchase Agreement dated as of February 26, 2014 by and among ZP Holdings and the purchasers named therein, ZP Holdings issued (and there are currently outstanding) Convertible Promissory Notes dated February 26, 2014 (as set forth in Schedule 1A) in the aggregate original principal amount of $2,500,000, which Convertible Promissory Notes automatically convert into equity securities of ZP Holdings upon the closing of a Qualified Financing as more fully described in such Note Purchase Agreement.

See Schedule 1 for list of Subsidiaries of ZP Holdings.

Schedule 7.9

Licenses

None.